FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934






                       MEDISCIENCE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED ON CHARTER)



  NEW JERSEY                         0-7405                     22-1937826
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(State of Incorporation) (IRS Employer Identification No.) (Commission File No.)




        1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey 08003
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        Registrant's telephone number. Including area code (856) 428 7952
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                 (Former Address, if changed, since last report)

Item 5. Other Materially Important Events (Submitted in full compliance with sections 8-K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.

Registrant announced on February 1, 2004 that it privately closed an SEC Reg. "D" Private Placement for a net cash infusion to the Company of $1.5 Million dollars.

Investment basis: Mediscience Convertible Preferred Shares each priced at
----------------
$25,000. No warrants or interest obligation attached, the Convertible Preferred shares may be converted into 100,000 shares of Mediscience common shares at the sole discretion of Mediscience subsequent to February 17, 2004. The company has agreed to file an SEC re-sale shelf registration S-3 within a period of 6 months or sooner after February 17, 2004.

           Press release attached and made a part hereof as Exhibit A













































                                    Exhibit A
                                    ---------

For Immediate Release                               Contact (MTC) (201) 818 0050
                                                    Pres. COO Michael Engelhart
                                                    mengelhart@mediscience.com
                                                    -----------


MEDISCIENCE TECHNOLOGY CORP. (OTC-MDSC) announces the successful closing of a $1.5 Million dollars Private Placement as of February 1, 2004
--------------------                         ----------------



Cherry Hill, NJ (February 2,, 2004)--Mediscience Technology Corp. (MTC), (OTCBB- "MDSC") of Cherry Hill New Jersey, a developer of imaging technology for molecular detection of cancer and physiological change, announced that on February 1, 2004 it privately closed an SEC Reg. "D" Private Placement for a net
----------------                                                             ---
cash infusion to the Company of $1.5 Million dollars.
----------------------------------------------------

Investment basis: Mediscience Convertible Preferred Shares each priced at
----------------
$25,000. No warrants or interest obligation attached, the Convertible Preferred shares may be converted into 100,000 shares of Mediscience common shares at the sole discretion of Mediscience subsequent to February 17, 2004. The company has agreed to file an SEC re-sale shelf registration S-3 within a period of 6 months or sooner after February 17, 2004

Chairman/CEO Peter Katevatis stated "that this funding will allow the company to move positively forward in our intent and effort to commercialize our Optical Biopsy technology"

                                Investor Notice:
                                ----------------


Certain of the matters discussed in this announcement contain forward-looking statements that involve material risks to and uncertainties in the company's business that may cause actual results to differ materially from those anticipated by the statements made herein. Such risks and uncertainties include among other things, the availability of financing, the company's ability to implement its long-range business plan for various applications of its technology; the company's ability to enter into agreements with any necessary marketing and/or distribution partners; the impact of competition, the obtaining and maintenance of any necessary US regulatory clearances applicable to applications of the company' technology; and management of growth and other risked and uncertainties that may be detailed from time to time in the company's reports filed with the Securities and Exchange Commission. This disclosure is intended to satisfy: SEC Section 6, 6.01 Regulation FD, disclosure and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.


SEE 8-K filing dated  February 1, 2004
NOTE: Web Page:  MEDISCIENCETECH.com

Contact Persons: Michael Engelhart Pres/COO mengelhart@mediscience.com : (201) 818 0050 Peter Katevatis Esq. Chairman/CEO metpk@aol.com.
                                           -------------

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                             MEDICSCIENCE TECHNOLOGY CORPORATION


                                               /s/ Peter Katevatis, Chairman
                                             -----------------------------------
                                                  Peter Katevatis, Chairman




Dated:  February 2, 2004